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                                                                    EXHIBIT 10.5

                           DATA CRITICAL CORPORATION

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

     This Amendment to Employment Agreement (the "Amendment") is made as of February 24, 2000 (the "Effective Date") by and between Michael Singer ("Employee") and Data Critical Corporation, a Delaware corporation (the "Company").

                                  WITNESSETH


     WHEREAS, Employee and the Company are parties to an Employment Agreement dated as of June 14, 1999 (the "Employment Agreement").

     WHEREAS, Employee and the Company wish to amend the Employment Agreement as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the mutual consideration, promises, representations, and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Employee and the Company agree as follows:

                                   AGREEMENT

     1. All capitalized terms used but not defined herein shall have the meanings given them in the Employment Agreement.

     2. Section 1 of the Employment Agreement shall be amended to read in its entirety as follows:

          "1. Term of Agreement. This Agreement shall commence on the date hereof and shall have a term of five (5) years (the "Original Term"). Prior to January 1, 2001, the Company may only terminate this Agreement for Cause (as defined in Section 6 below). Thereafter, subject to Section 5, this Agreement may be terminated by either party, with or without cause, on thirty (30) days' written notice to the other party. This Agreement may be extended for an additional one (1) year term after the end of the Original Term if the parties mutually agree in writing to such extension."

     3. A new Section 5(b)(vi) shall be added to the Employment Agreement to read in its entirety as follows:

               "(vi) Termination After Resignation or Removal of Chief Executive Officer. If (A) Jeffrey S. Brown's employment with the Company is terminated for any reason or Jeffrey S. Brown no longer holds the position of Chief Executive Officer of the Company prior to the end of the Original Term and (B) within the 30-day period immediately following such termination or change of position Employee elects to
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     terminate his employment voluntarily, then Employee will be entitled to receive severance and benefits continuation in accordance with Section 5(b)(ii) hereof as if an Involuntary Termination had occurred. In addition, in such case, Employee's stock options, including those described in Sections 4(c)(i), 4(c)(ii), and 4(c)(iii) hereof and all other options subsequently granted by the Company to Employee, will be accelerated completely on the date of such Constructive Termination so that one hundred (100%) of the number of shares of Common Stock covered by all of Employee's options are fully vested and exercisable."

     4. All other provisions of the Employment Agreement shall remain unchanged and in full force and effect.

     The parties have executed this Amendment as of the Effective Date.

                                DATA CRITICAL Corporation


                                By: /s/ Jeffrey Brown
                                    -----------------------------------------

                                Title:  President and Chief Executive Officer

                                Address:  19800 Northcreek Parkway
                                          Suite 100
                                          Bothell, WA  98011

                                MICHAEL E. SINGER


                                Signature:  /s/ Michael E. Singer
                                          ----------------------------------

                                Address:  2404 86th Avenue NE
                                         -----------------------------------
                                          Bellevue, WA 98004
                                         -----------------------------------


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